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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): September 6, 2001




                                   UBICS, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)



           DELAWARE                      0-23239               34-1744587
---------------------------------       -----------      ----------------------
  (State or Other Jurisdiction          Commission         (I.R.S. Employer
of Incorporation or Organization)       file number      Identification Number)



                              333 Technology Drive
                                    Suite 210
                              Canonsburg, PA 15317
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (724) 746-6001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 6, 2001, UBICS, Inc. ("UBICS"), through its subsidiary, UBIX Computer Services Limited ("UBIX") purchased 70% of the outstanding shares of DSF Internet Services Private Limited, an Indian company ("DSF"), from Vani Taneja, one of the shareholders of DSF.

         The acquisition was consummated pursuant to a Share Purchase Agreement, dated September 4, 2001, among UBIX, Vani Taneja and Anmol Taneja. Vani Taneja and Anmol Taneja are unaffiliated with UBICS and UBIX.

         The purchase price for the shares of DSF was $825,000. Of the total purchase price, $212,500 was paid to Vani Taneja at or prior to the closing, with the balance of the purchase price payable in four (4) installments over a period of twenty (20) months. The purchase price is subject to adjustment based on an audit of the working capital of DSF as of the closing date, and is subject to reduction if DSF is not income positive over the six (6) quarters following the closing date. The purchase price was determined by arm's-length negotiations. UBICS funded the purchase price for the shares of DSF with available cash reserves. UBICS also issued a total of 219,173 shares of its common stock in connection with the transaction.

         DSF is an Internet software development company. DSF offers customized solutions in Business Process Automations, E-Commerce, M-Commerce, WAP development, Audio and Video Streaming, PDS applications, and portal development. DSF also offers software applications that can be customized for Internet or Intranet needs, including products for online auctions, database-integrated job searches, human resource process automation, sales tracking automation, instant messaging, homepage building, web based e-mail, web based Personal Information Management, e-commerce, and other web-based functions.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements.

         UBICS and its independent public accountants are in the process of determining whether the acquisition of the shares of DSF is a significant acquisition requiring the filing of financial statements. Therefore, the financial statements described by this item are not included herewith. If such financial statements are required, UBICS undertakes to file them as soon as practicable, but in no event later than November 20, 2001.

         (b)  Pro forma Financial Information.

         UBICS and its independent public accountants are in the process of determining whether the acquisition of the shares of DSF is a significant acquisition requiring the filing of financial statements. Therefore, the financial statements described by this item are not included herewith. If such financial statements are required, UBICS undertakes to file the required financial statements as soon as practicable, but in no event later than November 20, 2001.

         (c)  Exhibits.

         2.1 Share Purchase Agreement dated as of September 4, 2001 among UBIX Computer Services Limited and Anmol Taneja and Vani Taneja.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UBICS, Inc.



Date:  September 21, 2001              By: /s/ Neil M. Ebner
                                          -----------------------------------
                                       Name:   Neil M. Ebner
                                       Title:  Vice President-Finance and CFO



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                                  EXHIBIT INDEX


EXHIBIT
  NO.         DESCRIPTION
-------       -----------

  2.1 Share Purchase Agreement dated as of September 4, 2001 among UBIX Computer Services Limited and Anmol Taneja and Vani Taneja.